UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8287

Cohen & Steers Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY		10017
(Address of principal executive offices)		(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY INCOME FUND, INC.

February 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2006. The net asset values per share at that date were $16.83, $16.11, $16.11 and $17.23 for Class A, Class B, Class C and Class I shares, respectively. In addition, a distribution was declared for shareholders of record on December 21, 2006 and paid on December 22, 2006 to all four classes of shares.a The distributions were as follows:

	Total Distribution	Ordinary Income	Short-term Capital Gain	Long-term Capital Gain
Class A	$2.317	$0.167	$0.030	$2.12
Class B	$2.287	$0.137	$0.030	$2.12
Class C	$2.287	$0.137	$0.030	$2.12
Class I	$2.334	$0.184	$0.030	$2.12

The total return, including income and change in net asset value, for Cohen & Steers Realty Income Fund and the comparative benchmarks were:

	Six Months Ended 12/31/06	Year Ended 12/31/06
Cohen & Steers Realty Income Fund—Class A	17.13%	29.91%
Cohen & Steers Realty Income Fund—Class B	16.73%	29.14%
Cohen & Steers Realty Income Fund—Class C	16.80%	29.14%
Cohen & Steers Realty Income Fund—Class I	17.38%	30.48%
FTSE NAREIT Equity REIT Index[b]	19.61%	35.06%
S&P 500 Index[b]	12.75%	15.80%
Blend- 87.5% FTSE NAREIT Equity REIT Index, 12.5% Merrill Lynch REIT Preferred Index[b]	18.13%	31.70%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

COHEN & STEERS REALTY INCOME FUND, INC.

Investment Review

Real estate securities performed well both in absolute terms and compared with the broader U.S. stock market, reflecting strong underlying real estate fundamentals and earnings that generally met or exceeded expectations. In addition, a global phenomenon of abundant demand for the investment characteristics that real estate provides benefited REITs, as investors willingly accepted lower yields for property investments. Finally, and perhaps most profoundly, investors began to recognize that, with the end of the disinflationary period that began in 1981, the implicit inflation-hedging characteristics historically offered by real property have again become valuable.

Public markets, private value

Reflecting the fluidity between public and private markets for real estate to a greater extent than ever, activity on both the M&A and IPO fronts continued. In a notable example of the latter, Douglas Emmett, a company focused on Los Angeles office and apartment properties, went public in late October, raising in excess of $1.6 billion. It was the largest IPO in U.S. REIT history. Investor enthusiasm for sizable income-producing property companies was evident in the successful offering and the fact that it was the fourth U.S. REIT to raise equity of more than $1 billion in 2006.

In November, Equity Office Properties Trust agreed to be acquired by The Blackstone Group in a transaction valued at $36 billion—an 8.5% premium to the stock's prior business-day closing price. In the weeks since, into February 2007, a bidding contest with Vornado Realty Trust has driven the price up to $39 billion. This transaction demonstrated that any portfolio of well-located, high-quality properties, regardless of size, is a potential source of value, considering that EOP is set to be the largest LBO of any type ever.

Performance: Across the board strength

All sectors within the NAREIT benchmark enjoyed double-digit gains in 2006, as demand continued to outstrip supply. Job creation continued, despite a slowing of GDP growth. In the office sector, a top performer, this was reflected in rising demand and rents for office space. Apartments also outperformed as consumers became increasingly leery of the run-up in home prices.

More business-related travel, meanwhile, supported hotel demand, which exceeded expectations. One area where job growth has been lackluster is manufacturing; the warehouse sector nonetheless had a good absolute return due to strong absorption of warehouse space, driven by significant manufacturing productivity gains, higher output and international trade. Regional malls underperformed, on stock-specific weakness and fears that dwindling home equity would sap consumer vitality.

Stock selection in specialty and health care sectors countered by malls, self storage

The fund's underperformance of its NAREIT benchmark was due primarily to its allocation to REIT preferred securities, which, while underperforming REITs in the period, continued their designated job of enhancing potential income and providing stability. The fund's performance versus its NAREIT and blended benchmarks was also hindered by stock selection in the regional mall, diversified and self storage sectors. Factors that helped the fund's performance included its stock selection and underweight in the specialty sector, which is composed mainly of

COHEN & STEERS REALTY INCOME FUND, INC.

timberland companies; timber stocks underperformed amid a slowdown in U.S. residential construction. The fund's overweight and stock selection in the health care sector benefited the fund's performance as well.

REIT preferreds recover

The environment for REIT preferreds was favorable in absolute terms, with the Merrill Lynch REIT Preferred Index up 9.8% in 2006. After a shaky first half when inflation and Fed tightening were primary concerns, REIT preferreds ended the year on a high note as economic growth slowed, inflation moderated and bond yields fell from 5.25% in July to 4.71% at year end, as measured by the 10-year Treasury yield.

In 2006, about $3 billion in REIT preferred deals were priced, down approximately 20% from 2005. A single issuer, Public Storage, Inc., accounted for nearly one-third of the new supply in connection with its acquisition of Shurgard Storage Centers, Inc. The slowdown tracked rising equity prices, which persuaded many REITs to issue common stock or convertible securities to meet their funding needs.

Investment Outlook

Fundamentals still positive

Real estate securities have now outperformed the broader U.S. stock market with sizable double-digit gains for the fourth straight year. We do not expect results of similar magnitude in 2007, although based on our view of market sentiment, real estate fundamentals and valuations, we see the potential for attractive total returns, barring an unforeseen and dramatic economic pullback.

We believe sentiment toward real estate securities has moved from overtly bearish to approximately neutral. For example, Wall Street estimates of REIT total returns in 2007 are mostly positive, commensurate with our view, as opposed to the previous two years, when analysts were calling for flat to negative total returns. At the same time, the rapid acceleration of real estate fundamentals will most likely moderate somewhat in the coming year. Therefore, because the P/E multiple expansion has probably run its course—projected 2007 REIT cash flow growth, for example, is in the 9% range, a marginal acceleration for 2006 levels—we do not expect any further widespread multiple expansion.

Finally, from a valuation perspective, our view is commensurately neutral as well. With multiples high, and asset value premiums at historical norms, we believe REITs are fairly valued today. Therefore, we are expecting more normalized returns in 2007 for real estate stocks, based on solid dividend yields and continued attractive growth in cash flow.

COHEN & STEERS REALTY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JAMES S. CORL	JOSEPH M. HARVEY

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)

Cohen & Steers Realty Income Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class B

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class I

Growth of a $100,000 Investment

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For the Periods Ended December 31, 2006

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	24.06%[b]	24.14%[c]	28.14%[e]	—
1 Year (without sales charge)	29.91%	29.14%	29.14%	30.48%
5 Years (with sales charge)	18.79%[b]	18.91%[d]	19.11%	—
5 Years (without sales charge)	19.89%	19.11%	19.11%	20.30%
Since Inception[f] (with sales charge)	13.48%[b]	12.69%	12.74%	—
Since Inception[f] (without sales charge)	14.04%	12.69%	12.74%	14.84%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Fund performance during certain periods reflects strong market performance and/or strong performance of stocks held during those periods. This performance may not be repeated. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 5%.

d  Reflects a contingent deferred sales charge of 2%.

e  Reflects a contingent deferred sales charge of 1%.

f  Inception dates: September 2, 1997, January 15, 1998, January 14, 1998, and July 15, 1998 for Class A, B, C, and I, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/06 – 12/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06– 12/31/06
Class A
Actual (17.13% return)	$1,000.00	$1,171.30	$6.84
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36
Class B
Actual (16.73% return)	$1,000.00	$1,167.30	$10.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.63	$9.65
Class C
Actual (16.80% return)	$1,000.00	$1,168.00	$10.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.63	$9.65
Class I
Actual (17.38% return)	$1,000.00	$1,173.80	$4.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58

* Expenses are equal to the fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.25%, 1.90%, 1.90% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY INCOME FUND, INC.

DECEMBER 31, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Net Assets
Equity Office Properties Trust	$111,694,910	7.2%
Equity Residential	73,511,375	4.8
Apartment Investment & Management Co.	54,378,614	3.5
Home Properties	54,232,702	3.5
Liberty Property Trust	50,324,274	3.3
Mack-Cali Realty Corp.	46,695,600	3.0
Brandywine Realty Trust	41,105,844	2.7
Colonial Properties Trust	37,325,856	2.4
Ventas	36,814,168	2.4
Vornado Realty Trust	33,534,000	2.2

a  Top ten holdings are determined on the basis of the value of individual securities held.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2006

		Number of Shares	Value
COMMON STOCK	88.5%
DIVERSIFIED	8.6%
Colonial Properties Trust		796,200	$37,325,856
Digital Realty Trust		331,500	11,347,245
Entertainment Properties Trust		193,200	11,290,608
iStar Financial		468,400	22,398,888
Spirit Finance Corp.		1,365,800	17,031,526
Vornado Realty Trust		276,000	33,534,000
			132,928,123
HEALTH CARE	9.4%
Health Care Property Investors		633,600	23,329,152
Health Care REIT		775,054	33,342,823
Nationwide Health Properties		851,400	25,729,308
Senior Housing Properties Trust		1,072,800	26,262,144
Ventas		869,900	36,814,168
			145,477,595
HOTEL			4.3%
DiamondRock Hospitality Co.		676,800	12,189,168
Equity Inns		956,100	15,259,356
Hospitality Properties Trust		475,500	22,600,515
Strategic Hotels & Resorts		721,500	15,721,485
			65,770,524
INDUSTRIAL	1.0%
DCT Industrial Trust		321,100	3,788,980
ING Industrial Fund (Australia)		1,872,075	3,502,202
ProLogis European Properties (Netherlands)		400,400	7,928,221
			15,219,403
MORTGAGE	2.1%
Newcastle Investment Corp.		1,036,273	32,456,071

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
OFFICE	22.2%
BioMed Realty Trust		557,583	$15,946,874
Boston Properties		214,500	23,998,260
Brandywine Realty Trust		1,236,266	41,105,844
Equity Office Properties Trust		2,318,765	111,694,910
Highwoods Properties		415,800	16,948,008
HRPT Properties Trust		931,700	11,506,495
Kilroy Realty Corp.		274,000	21,372,000
Mack-Cali Realty Corp.		915,600	46,695,600
Maguire Properties		558,800	22,352,000
Mapeley Ltd. (United Kingdom)		85,000	6,607,274
Parkway Properties		483,700	24,673,537
			342,900,802
OFFICE/INDUSTRIAL	5.0%
EastGroup Properties		307,400	16,464,344
Liberty Property Trust		1,024,100	50,324,274
Mission West Properties		731,900	9,587,890
			76,376,508
RESIDENTIAL	18.0%
APARTMENT	17.5%
American Campus Communities		756,500	21,537,555
Apartment Investment & Management Co.		970,700	54,378,614
Education Realty Trust		540,700	7,986,139
Equity Residential		1,448,500	73,511,375
GMH Communities Trust		425,200	4,315,780
Home Properties		915,011	54,232,702
Post Properties		486,200	22,219,340
United Dominion Realty Trust		1,007,200	32,018,888
			270,200,393
MANUFACTURED HOME	0.5%
Sun Communities		239,700	7,756,692
TOTAL RESIDENTIAL			277,957,085

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
SELF STORAGE	4.3%
Extra Space Storage		1,366,700	$24,955,942
Sovran Self Storage		380,500	21,795,040
U-Store-It Trust		931,620	19,144,791
			65,895,773
SHOPPING CENTER	13.6%
COMMUNITY CENTER	8.2%
Cedar Shopping Centers		993,800	15,811,358
Developers Diversified Realty Corp.		415,200	26,136,840
Equity One		799,700	21,320,002
Inland Real Estate Corp.		1,514,300	28,347,696
Kite Realty Group Trust		398,500	7,420,070
Ramco-Gershenson Properties Trust		484,300	18,471,202
Urstadt Biddle Properties—Class A		452,677	8,641,604
			126,148,772
REGIONAL MALL	5.4%
CBL & Associates Properties		189,300	8,206,155
Glimcher Realty Trust		932,400	24,904,404
Macerich Co.		308,700	26,724,159
Simon Property Group		232,700	23,570,183
			83,404,901
TOTAL SHOPPING CENTER			209,553,673
TOTAL COMMON STOCK (Identified cost—$861,647,135)			1,364,535,557

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
PREFERRED STOCK	11.0%
DIVERSIFIED	1.7%
Colonial Properties Trust, 8.125%, Series D		120,400	$3,144,848
Colonial Properties Trust, 7.62%, Series E		50,500	1,279,165
Crescent Real Estate Equities Co., 6.75%, Series A (Convertible)		256,900	5,620,972
Digital Realty Trust, 8.50%, Series A		84,700	2,201,353
Digital Realty Trust, 7.875%, Series B		95,000	2,428,200
Duke Realty Corp., 6.95%, Series M		72,650	1,887,447
Entertainment Properties Trust, 7.75%, Series B		126,000	3,185,280
iStar Financial, 8.00%, Series D		25,000	636,500
iStar Financial, 7.80%, Series F		67,400	1,738,920
iStar Financial, 7.65%, Series G		160,300	4,103,680
iStar Financial, 7.50%, Series I		200	5,091
			26,231,456
HEALTH CARE	1.5%
Health Care REIT, 7.875%, Series D		21,000	543,900
Health Care REIT, 7.625%, Series F		264,900	6,852,963
LTC Properties, 8.00%, Series F		200,000	5,030,000
Nationwide Health Properties, 7.677%, Series A		49,800	5,044,740
Omega Healthcare Investors, 8.375%, Series D		190,000	5,079,650
			22,551,253

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
HOTEL	1.5%
Ashford Hospitality Trust, 8.55%, Series A		29,400	$760,872
Equity Inns, 8.00%, Series C		125,000	3,287,500
Highland Hospitality Corp., 7.875%, Series A		102,000	2,586,720
Host Hotels & Resorts, 8.875%, Series E		39,154	1,041,105
Innkeepers USA Trust, 8.00%, Series C		63,200	1,593,272
LaSalle Hotel Properties, 7.50%, Series D		9,400	238,572
LaSalle Hotel Properties, 8.00%, Series E		125,000	3,213,125
LaSalle Hotel Properties, 7.25%, Series G		60,000	1,527,000
Strategic Hotels & Resorts, 8.50%, Series A		10,000	260,000
Strategic Hotels & Resorts, 8.50%, Series A, 144Aa		80,200	2,085,200
Strategic Hotels & Resorts, 8.25%, Series B		85,000	2,199,375
Strategic Hotels & Resorts, 8.25%, Series C		31,000	798,250
Sunstone Hotel Investors, 8.00%, Series A		143,000	3,646,500
			23,237,491
INDUSTRIAL	0.1%
AMB Property Corp, 6.75%, Series M		36,900	950,544
MORTGAGE	0.1%
Newcastle Investment Corp., 9.75%, Series B		51,600	1,333,344

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
OFFICE	2.2%
Alexandria Real Estate Equities, 9.10%, Series B		26,600	$667,394
Brandywine Realty Trust, 7.375%, Series D		33,803	856,061
Corporate Office Properties Trust, 7.50%, Series H		45,100	1,135,618
Corporate Office Properties Trust, 7.625%, Series J		33,600	869,400
Cousins Properties, 7.75%, Series A		66,551	1,723,671
Cousins Properties, 7.50%, Series B		159,800	4,079,694
Highwoods Properties, 8.625%, Series A		7,400	7,178,000
HRPT Properties Trust, 8.75%, Series B		183,100	4,707,501
HRPT Properties Trust, 7.125%, Series C		42,000	1,097,880
Kilroy Realty Corp., 7.80%, Series E		19,314	501,874
Kilroy Realty Corp., 7.50%, Series F		212,240	5,380,284
Maguire Properties, 7.625%, Series A		60,500	1,496,165
SL Green Realty Corp., 7.625%, Series C		188,300	4,824,246
SL Green Realty Corp., 7.875%, Series D		3,000	77,925
			34,595,713
OFFICE/INDUSTRIAL	0.3%
PS Business Parks, 8.75%, Series F		51,000	1,274,490
PS Business Parks, 7.00%, Series H		75,500	1,921,475
PS Business Parks, 6.875%, Series I		10,000	251,000
PS Business Parks, 7.60%, Series L		32,700	839,736
			4,286,701
RESIDENTIAL—APARTMENT	0.6%
Apartment Investment & Management Co., 9.375%, Series G		92,000	2,419,600
Apartment Investment & Management Co., 8.00%, Series T		77,479	1,971,840
Apartment Investment & Management Co., 7.75%, Series U		67,332	1,718,313
Apartment Investment & Management Co., 8.00%, Series V		9,000	231,300
Apartment Investment & Management Co., 7.875%, Series Y		5,000	127,500
Mid-America Apartment Communities, 8.30%, Series H		125,700	3,305,910
			9,774,463

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
SELF STORAGE	0.9%
Public Storage, 6.75%, Series E		12,800	$325,120
Public Storage, 7.25%, Series I		124,100	3,232,805
Public Storage, 7.25%, Series K		265,600	6,879,040
Public Storage, 6.75%, Series L		140,000	3,533,600
			13,970,565
SHOPPING CENTER	2.1%
COMMUNITY CENTER	0.9%
Cedar Shopping Centers, 8.875%, Series A		83,200	2,215,616
Developers Diversified Realty Corp., 8.60%, Series F		33,900	860,721
Developers Diversified Realty Corp., 7.50%, Series I		16,000	406,560
National Retail Properties, 7.375%, Series C		105,000	2,672,250
Ramco-Gershenson Property Trust, 9.50%, Series B		25,000	676,250
Regency Centers Corp., 7.25%, Series D		84,100	2,148,755
Tanger Factory Outlet Centers, 7.50%, Series C		130,000	3,364,400
Urstadt Biddle Properties, 8.50%, Series C		10,000	1,080,000
Urstadt Biddle Properties, 7.50%, Series D		14,100	360,255
			13,784,807
REGIONAL MALL	1.2%
CBL & Associates Properties, 8.75%, Series B		48,800	2,457,080
CBL & Associates Properties, 7.75%, Series C		69,500	1,783,370
CBL & Associates Properties, 7.375%, Series D		149,000	3,814,400
Glimcher Realty Trust, 8.75%, Series F		58,800	1,534,092
Glimcher Realty Trust, 8.125%, Series G		90,200	2,286,570
Mills Corp., 8.75%, Series E		2,700	62,262
Mills Corp., 7.875%, Series G		5,500	120,725
Pennsylvania REIT, 11.00%, Series A		19,800	1,075,140
Taubman Centers, 8.00%, Series G		167,000	4,392,100
Taubman Centers, 7.625%, Series H		25,000	667,500
			18,193,239
TOTAL SHOPPING CENTER			31,978,046
TOTAL PREFERRED STOCK (Identified cost—$161,887,502)			168,909,576

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Principal Amount	Value
COMMERCIAL PAPER	0.0%
San Paolo U.S. Finance Co., 4.15%, due 1/2/07 (Identified cost—$253,971)		$254,000	$253,971
TOTAL INVESTMENTS (Identified cost—$1,023,788,608)	99.5%		1,533,699,104
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5%		7,661,668
NET ASSETS	100.0%		$1,541,360,772

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

a Resale is restricted to qualified institutional investors; equals 0.1% of net assets.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:
Investments in securities, at value (Identified cost—$1,023,788,608)	$1,533,699,104
Cash	1,479,141
Dividends receivable	8,420,370
Receivable for fund shares sold	2,719,827
Other assets	46,269
Total Assets	1,546,364,711
LIABILITIES:
Payable for fund shares redeemed	3,351,417
Payable to investment advisor	996,729
Payable for shareholder servicing fees	163,362
Payable for distribution fees	99,961
Payable to administrator	26,761
Payable for directors' fees	3,123
Other liabilities	362,586
Total Liabilities	5,003,939
NET ASSETS	$1,541,360,772
NET ASSETS consist of:
Paid-in capital	$1,032,974,080
Dividends in excess of net investment income	(308,568)
Accumulated net realized loss on investments	(1,215,332)
Net unrealized appreciation on investments	509,910,592
$1,541,360,772

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2006

CLASS A SHARES:
NET ASSETS	$518,801,308
Shares issued and outstanding ($0.001 par value common stock outstanding)	30,819,044
Net asset value and redemption price per share	$16.83
Maximum offering price per share ($16.83 ÷ 0.955)[a]	$17.62
CLASS B SHARES:
NET ASSETS	$217,053,254
Shares issued and outstanding ($0.001 par value common stock outstanding)	13,472,643
Net asset value and offering price per share[b] .	$16.11
CLASS C SHARES:
NET ASSETS	$626,190,030
Shares issued and outstanding ($0.001 par value common stock outstanding)	38,871,443
Net asset value and offering price per share[b] .	$16.11
CLASS I SHARES:
NET ASSETS	$179,316,180
Shares issued and outstanding ($0.001 par value common stock outstanding)	10,409,107
Net asset value, offering and redemption price per share	$17.23

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

Investment Income:
Dividend income (net of $9,350 of foreign withholding tax)	$52,103,112
Interest income	423,973
Total Income	52,527,085
Expenses:
Investment advisory fees	11,458,327
Distribution fees—Class A	1,256,965
Distribution fees—Class B	1,679,747
Distribution fees—Class C	4,617,973
Shareholder servicing fees—Class A	502,786
Shareholder servicing fees—Class B	559,916
Shareholder servicing fees—Class C	1,539,324
Transfer agent fees	912,752
Administration fees	582,344
Shareholder reporting expenses	250,240
Professional fees	156,087
Custodian fees and expenses	133,262
Registration and filing fees	69,388
Directors' fees and expenses	53,573
Line of credit fees	43,742
Miscellaneous	110,174
Total Expenses	23,926,600
Net Investment Income	28,600,485
Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	200,438,646
Foreign currency transactions	25,826
Net realized gain	200,464,472
Net change in unrealized appreciation on:
Investments	165,841,955
Foreign currency translations	97
Net change in unrealized appreciation	165,842,052
Total net realized and unrealized gain on investments	366,306,524
Net Increase in Net Assets Resulting from Operations	$394,907,009

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets:
From Operations:
Net investment income	$28,600,485	$27,376,742
Net realized gain on investments	200,464,472	230,143,620
Net change in unrealized appreciation on investments	165,842,052	(156,222,758)
Net increase in net assets resulting from operations	394,907,009	101,297,604
Dividends and Distributions to Shareholders from
Net investment income:
Class A	(10,494,541)	(11,207,365)
Class B	(3,570,826)	(3,578,146)
Class C	(9,434,788)	(8,998,016)
Class I	(4,712,898)	(3,597,258)
Net realized gain on investments:
Class A	(65,519,472)	(74,347,873)
Class B	(29,357,883)	(35,104,867)
Class C	(83,234,856)	(94,119,124)
Class I	(22,412,754)	(26,239,186)
Tax return of capital:
Class A	(4,297,520)	(5,268,632)
Class B	(1,925,627)	(2,488,168)
Class C	(5,459,499)	(6,670,600)
Class I	(1,470,086)	(1,859,270)
Total dividends and distributions to shareholders	(241,890,750)	(273,478,505)
Capital Stock Transactions:
Decrease in net assets from fund share transactions	(101,560,794)	(142,946,401)
Total increase (decrease) in net assets	51,455,465	(315,127,302)
Net Assets:
Beginning of year	1,489,905,307	1,805,032,609
End of year[a]	$1,541,360,772	$1,489,905,307

a  Including dividends in excess of net investment income of $308,568 and $0, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2006	2005	2004	2003	2002
Net asset value, beginning of year	$15.28	$17.22	$14.57	$11.43	$11.69
Income from investment operations:
Net investment income	0.37 [a]	0.33 [a]	0.43 [a]	0.46 [a]	0.41
Net realized and unrealized gain on investments	4.07	0.82	3.22	3.49	0.16
Total from investment operations	4.44	1.15	3.65	3.95	0.57
Less dividends and distributions to shareholders from:
Net investment income	(0.34)	(0.32)	(0.37)	(0.44)	(0.72)
Net realized gain on investments	(2.39)	(2.59)	(0.47)	(0.28)	(0.10)
Tax return of capital	(0.16)	(0.18)	(0.17)	(0.09)	(0.01)
Total dividends and distributions to shareholders	(2.89)	(3.09)	(1.01)	(0.81)	(0.83)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	0.01	0.00 [b]	—
Net increase (decrease) in net asset value	1.55	(1.94)	2.65	3.14	(0.26)
Net asset value, end of year	$16.83	$15.28	$17.22	$14.57	$11.43
Total investment return[c]	29.91%	6.70%	25.78%	35.65%	4.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$518.8	$491.7	$640.2	$397.1	$164.6
Ratio of expenses to average daily net assets	1.25%	1.26%	1.28%	1.29%	1.32%
Ratio of net investment income to average daily net assets	2.19%	1.93%	2.74%	3.54%	3.61%
Portfolio turnover rate	28%	25%	13%	25%	31%

a  Calculated based on the average shares outstanding during the period.

b  Less than $0.005 per share.

c  Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.72	$16.71	$14.18	$11.17	$11.45
Income from investment operations:
Net investment income	0.25 [a]	0.22 [a]	0.28 [a]	0.36 [a]	0.33
Net realized and unrealized gain on investments	3.92	0.78	3.16	3.41	0.15
Total from investment operations	4.17	1.00	3.44	3.77	0.48
Less dividends and distributions to shareholders from:
Net investment income	(0.23)	(0.22)	(0.32)	(0.39)	(0.65)
Net realized gain on investments	(2.39)	(2.59)	(0.43)	(0.28)	(0.10)
Tax return of capital	(0.16)	(0.18)	(0.16)	(0.09)	(0.01)
Total dividends and distributions to shareholders	(2.78)	(2.99)	(0.91)	(0.76)	(0.76)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	—	—	—
Net increase (decrease) in net asset value	1.39	(1.99)	2.53	3.01	(0.28)
Net asset value, end of year	$16.11	$14.72	$16.71	$14.18	$11.17
Total investment return[c]	29.14%	5.95%	24.92%	34.84%	4.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$217.1	$220.1	$284.9	$251.3	$133.0
Ratio of expenses to average daily net assets	1.90%	1.91%	1.92%	1.94%	1.97%
Ratio of net investment income to average daily net assets	1.51%	1.31%	1.89%	2.86%	2.92%
Portfolio turnover rate	28%	25%	13%	25%	31%

a  Calculated based on the average shares outstanding during the period.

b  Less than $0.005 per share.

c  Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.72	$16.71	$14.18	$11.17	$11.45
Income from investment operations:
Net investment income	0.25 [a]	0.22 [a]	0.29 [a]	0.36 [a]	0.33
Net realized and unrealized gain on investments	3.92	0.78	3.15	3.41	0.15
Total from investment operations	4.17	1.00	3.44	3.77	0.48
Less dividends and distributions to shareholders from:
Net investment income	(0.23)	(0.22)	(0.31)	(0.39)	(0.65)
Net realized gain on investments	(2.39)	(2.59)	(0.45)	(0.28)	(0.10)
Tax return of capital	(0.16)	(0.18)	(0.15)	(0.09)	(0.01)
Total dividends and distributions to shareholders	(2.78)	(2.99)	(0.91)	(0.76)	(0.76)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	—	—	—
Net increase (decrease) in net asset value	1.39	(1.99)	2.53	3.01	(0.28)
Net asset value, end of year	$16.11	$14.72	$16.71	$14.18	$11.17
Total investment return[c]	29.14%	5.95%	24.92%	34.84%	4.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$626.2	$601.0	$716.6	$534.7	$228.6
Ratio of expenses to average daily net assets	1.90%	1.91%	1.92%	1.94%	1.97%
Ratio of net investment income to average daily net assets	1.52%	1.34%	1.94%	2.89%	2.97%
Portfolio turnover rate	28%	25%	13%	25%	31%

a  Calculated based on the average shares outstanding during the period.

b  Less than $0.005 per share.

c  Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2006	2005	2004	2003	2002
Net asset value, beginning of year	$15.57	$17.48	$14.76	$11.55	$11.81
Income from investment operations:
Net investment income	0.44 [a]	0.42 [a]	0.48 [a]	0.51 [a]	0.45
Net realized and unrealized gain on investments	4.15	0.81	3.29	3.54	0.16
Total from investment operations	4.59	1.23	3.77	4.05	0.61
Less dividends and distributions to shareholders from:
Net investment income	(0.38)	(0.37)	(0.39)	(0.47)	(0.76)
Net realized gain on investments.	(2.39)	(2.59)	(0.47)	(0.28)	(0.10)
Tax return of capital	(0.16)	(0.18)	(0.19)	(0.09)	(0.01)
Total dividends and distributions to shareholders	(2.93)	(3.14)	(1.05)	(0.84)	(0.87)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	—	—	—
Net increase (decrease) in net asset value	1.66	(1.91)	2.72	3.21	(0.26)
Net asset value, end of year	$17.23	$15.57	$17.48	$14.76	$11.55
Total investment return	30.48%	6.98%	26.20%	36.16%	5.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$179.3	$177.1	$163.3	$115.6	$36.9
Ratio of expenses to average daily net assets	0.90%	0.91%	0.92%	0.94%	0.97%
Ratio of net investment income to average daily net assets	2.53%	2.40%	3.07%	3.92%	3.99%
Portfolio turnover rate	28%	25%	13%	25%	31%

a  Calculated based on the average shares outstanding during the period.

b  Less than $0.005 per share.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Realty Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is high current income. The authorized shares of the fund are divided into four classes designated Class A, B, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/ (depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2006, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

to the fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the fund for the first $1.5 billion and 0.65% thereafter of the average daily net assets of the fund.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the fund's average daily net assets. For the year ended December 31, 2006, the fund paid the advisor $306,678 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the year ended December 31, 2006, the fund has been advised that the distributor received $59,480 in sales commissions from the sale of Class A shares and that the distributor also received $597,879 and $44,820 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class B and C shares, including payments to dealers and other financial intermediaries for selling Class B and C shares and interest and other financing costs associated with Class B and C shares.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $21,062 from the fund for the year ended December 31, 2006.

Other: During the year ended December 31, 2006, the fund purchased securities from other entities of which the advisor acts as either advisor or sub-advisor. Total cost of these purchases amounted to $782,530.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2006 totaled $420,170,788 and $662,910,303, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2006	2005
Ordinary income	$34,378,429	$39,424,344
Long-term capital gains	194,359,589	217,767,491
Tax return of capital	13,152,732	16,286,670
Total dividends and distributions	$241,890,750	$273,478,505

As of December 31, 2006, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$509,732,091
Gross unrealized depreciation	(1,345,492)
Net unrealized appreciation	$508,386,599
Cost for federal income tax purposes	$1,025,312,505

As of December 31, 2006, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to prior fiscal year income redesignations. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $588,756, accumulated net realized gain was credited $107,244 and dividends in excess of net investment income was charged $696,000.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Year Ended December 31, 2006		For the Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
CLASS A:
Sold	6,964,368	$118,511,079	10,583,940	$177,988,206
Issued as reinvestment of dividends and distributions	3,418,945	56,638,467	4,177,626	65,723,212
Redeemed	(11,748,393)	(198,739,335)	(19,755,818)	(341,258,051)
Redemption fees retained by the fund[a]	—	106,115	—	127,946
Net decrease	(1,365,080)	$(23,483,674)	(4,994,252)	$(97,418,687)
CLASS B:
Sold	855,186	$13,672,533	1,352,870	$21,117,459
Issued as reinvestment of dividends and distributions	815,902	12,948,514	961,579	14,537,363
Redeemed	(3,150,786)	(51,872,260)	(4,414,102)	(72,511,030)
Redemption fees retained by the fund[a]	—	47,362	—	17,946
Net decrease.	(1,479,698)	$(25,203,851)	(2,099,653)	$(36,838,262)

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2006		For the Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
CLASS C:
Sold	4,945,195	$80,061,352	7,260,752	$115,693,403
Issued as reinvestment of dividends and distributions	2,402,681	38,125,306	2,736,543	41,361,403
Redeemed	(9,301,070)	(152,037,152)	(12,065,525)	(198,522,986)
Redemption fees retained by the fund[a]	—	130,737	—	47,422
Net decrease	(1,953,194)	$(33,719,757)	(2,068,230)	$(41,420,758)
CLASS I:
Sold	2,494,532	$43,302,137	3,929,384	$67,906,674
Issued as reinvestment of dividends and distributions	1,262,750	21,410,875	1,614,111	25,911,212
Redeemed	(4,724,361)	(83,906,903)	(3,512,991)	(61,100,180)
Redemption fees retained by the fund[a]	—	40,379	—	13,600
Net increase (decrease)	(967,079)	$(19,153,512)	2,030,504	$32,731,306

a  The fund may charge a 1% redemption fee on shares sold within six months of the time of purchase.

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2007. The fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2006, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 no later than June 29, 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Realty Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2007

COHEN & STEERS REALTY INCOME FUND, INC.

TAX INFORMATION—2006 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $1,494,527. Also, the fund designates a long-term capital gain distribution of $185,817,917 at the 15% rate and $8,541,672 at the 25% rate or maximum allowable.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS REALTY INCOME FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Investment Advisory Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Investment Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on September 19, 2006, the Investment Advisory Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the board meeting and executive session.

In considering whether to continue the Investment Advisory Agreement, the board reviewed materials provided by the fund's investment advisor (the "Advisor") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds prepared by an independent data provider ("Peer Funds"), supplemental performance and summary information prepared by the Advisor, sales and redemption data for the fund and a legal memorandum from fund counsel outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel from the Advisor. In addition, the board considered information provided from time to time by the Advisor throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's objective. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Advisor: The directors reviewed the services that the Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicated to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the directors took into account the services provided by the Advisor to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

In addition, the board considered the education, background and experience of the Advisor's personnel. The directors also took into consideration the favorable history and reputation of the portfolio managers for the fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Advisor's ability to attract quality and experienced personnel. The directors then considered the administrative services provided by the Advisor, including compliance and accounting services.

After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Advisor are adequate and appropriate.

COHEN & STEERS REALTY INCOME FUND, INC.

(ii) Investment performance of the fund and the Advisor: The directors considered the investment performance of the fund, including the fund's historical performance as well as performance compared to Peer Funds and performance compared to appropriate benchmark indices. While the fund's relative performance over the 1, 3 and 5-year periods versus the Peer Funds and benchmarks did not compare favorably, the board considered it significant (i) that only a small number of funds share the fund's income focus and that many of the Peer Funds, therefore, focus on total return. They noted the Advisor's information that in the REIT market in the last few years funds with an income strategy have underperformed against funds with a total return strategy and acknowledged that comparing the fund's performance to the Peer Funds has limited value.

The directors also reviewed the fund's returns since inception and noted that such returns were competitive with both the standard and customized benchmarks. The directors also reviewed the fund's performance versus the other income-oriented Peer Funds and noted that the fund's performance compares favorably. The directors further noted that the fund's portfolio yield was among the highest among the Peer Funds and in-line with the income-oriented Peer Funds. The directors reviewed the Advisor's performance for other open-end funds and noted that many were outperforming their benchmark indices and peers. The directors determined that the fund's performance was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the fund: Next, the directors reviewed contractual advisory fee rate and administrative fees, payable by the fund. As part of their analysis, the directors gave substantial consideration to the comparative fee and expense ratio analyses provided by the independent data provider. The directors concluded that the fund's expense structure is competitive in the peer group.

The directors also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The board considered the level of the Advisor's profits and whether the profits were reasonable for the Advisor. The directors took into consideration other benefits to be derived by the Advisor in connection with the Investment Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor receives by allocating the fund's brokerage transactions. The directors also considered the fees received by the Advisor under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The directors concluded that the profits realized by the Advisor from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

COHEN & STEERS REALTY INCOME FUND, INC.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors noted that the fund's advisory fee schedule contained a breakpoint of 10 basis points once the fund's assets reached $1.5 billion and that the advisory fee rate reflected the impact of this breakpoint. The directors considered the fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Investment Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The directors were provided with an industry study analyzing differences between funds and institutional accounts and the services and fees associated with each and compared both the services rendered and the fees paid under the Investment Advisory Agreement to the Advisor's other advisory contracts with institutional and other clients. The directors acknowledged that differences in fees paid by other clients seemed to be consistent with the differences in services provided and determined that on a comparative basis the fees under the Investment Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement.

COHEN & STEERS REALTY INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 53	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	20	1991 to present

Martin Cohen Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	20	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 64	Director	Until next election of directors	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	20	2001 to present

George Grossman Age: 52	Director	Until next election of directors	Attorney-at-law	20	1993 to present

Richard E. Kroon Age: 64	Director	Until next election of directors	Member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	20	2004 to present

Richard J. Norman Age: 63	Director	Until next election of directors	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	20	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 63	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	20	2004 to present

Willard H. Smith Jr. Age: 70	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	20	1996 to present

C. Edward Ward, Jr. Age: 60	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	20	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS REALTY INCOME FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 43	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 39	Vice President	Executive Vice President of CSCM and CNS since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

William F. Scapell Age: 39	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

Thomas N. Bohjalian Age: 41	Vice President	Senior Vice President of CSCM since 2006. Prior to that he was Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006

John E. McLean Age: 35	Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

  (table continued on next page)

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
James Giallanza Age: 40	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 38	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

  •  Designed for investors seeking maximum
total return, investing primarily in global real
estate securities

  •  Symbol: GRSIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
66 Brooks Drive
Braintree, MA 02184
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSEIX
Class B—CSBIX
Class C—CSCIX
Class I— CSDIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2006

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$58,825	$49,500
Audit-Related Fees	—	4,500
Tax Fees	12,800	12,975
All Other Fees	—	—

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005

Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$65,000	$85,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $77,800 and $102,475, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: February 27, 2007